UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2016

TODEX CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-201288	37-1765902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1810 E. Sahara Avenue, Suite 219

Las Vegas, NV 89104

(Address of principal executive offices) (zip code)

(702) 997-2502

(Registrant’s telephone number, including area code)

____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On December 30, 2016, our majority shareholder, Retail Acquisitions Limited, sold its entire interest in the company, consisting of 6,000,000 shares of our common stock, in three separate transfers of 2,000,000 shares each, to three investors: Ranxu Fu, Mak Shee Fu and Roux and Sons Hk. Ltd. Retail Acquisitions Limited received consideration for the shares in the aggregate amount of $305,000. The shares sold by Retail Acquisitions Limited constitute 69.93% of the 8,580,000 shares of common stock issued and outstanding. The investors paid for the shares with available cash on hand.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Todex Corp.

Dated: January 31, 2017	By:	/s/ Dominic Chappell
Dominic Chappell
	Its:	President

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